SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 8, 1998

                          AG-BAG INTERNATIONAL LIMITED
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


              0-18259                              93-1143627
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         (Commission File Number         (IRS Employer Identification No.)




                  2320 SE Ag-Bag Lane, Warrenton, Oregon    97146
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               (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (503) 861-1644
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective June 8, 1998, the Company dismissed KPMG Peat Marwick, LLP as its independent accountants and engaged Yergen & Meyer, LLP as its new independent accountants.

         The reports of KPMG Peat Marwick, LLP on the financial statements for the past two years of the Company did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss KPMG Peat Marwick, LLP was recommended by management and approved by the Board of Directors of the Company.

         During the two most recent fiscal years ended December 31, 1997, and the interim period from December 31, 1997 until the date of dismissal, there have been no disagreements with KPMG Peat Marwick, LLP on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedure which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matters of the disagreements.

         On April 7, 1997 KPMG Peat Marwick, LLP advised the audit committee of the Company that two matters involving the internal control structure and its operation were considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. The reportable conditions related to the analysis of excess, damaged, discontinued and obsolete inventory in order to determine the adequacy of reserves against inventory and UCC filings relating to equipment sold on account. The Company took actions to correct both of the reportable conditions, including (i) formalizing its policies with respect to inventory and taking a charge against inventory and (ii) implementing policies to obtain UCC filings for equipment sold on account.

         During the two most recent fiscal years ended December 31, 1997, and the interim period from December 31, 1997 until the date of engagement as the Company's new independent accountants, Yergen & Meyer, LLP has provided tax advice and return preparation services to the Company. During such period, Yergen & Meyer, LLP did not provided any advice to the Company with respect to
(i) application of accounting principles to a specified transaction, either completed or proposed, (ii) any audit opinion that might be rendered on the Company's financial statements, or (iii) any other accounting, auditing or financial reporting issues other than advice relating solely to tax issues.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired:  None.
         (b)  Pro forma financial information:  None.
         (c)  Exhibits:

              Exhibit No.     Exhibit
              -----------     -------

                 16.1 Letter from KPMG Peat Marwick, LLP to Securities and Exchange Commission dated June 12, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AG-BAG INTERNATIONAL LIMITED
                                             (Registrant)


Date: June 12, 1998                          By: /s/ Michael R. Wallis
                                             -----------------------------------
                                                 Michael R. Wallis
                                                 Vice President of Finance
                                                 and Chief Financial Officer


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                               INDEX OF EXHIBITS

             Exhibit No.     Exhibit
              -----------     -------

                 16.1 Letter from KPMG Peat Marwick, LLP to Securities and Exchange Commission dated June 12, 1998.